UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2011
COMMUNITY FIRST, INC.
(Exact name of registrant as specified in charter)

Tennessee (State or other jurisdiction of incorporation)	0-49966 (Commission File Number)	04-3687717 (IRS Employer Identification No.)

501 South James M. Campbell Blvd. Columbia, Tennessee (Address of principal executive offices)	38401 (Zip Code)
(931) 380-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b) On May 6, 2011, Carl B. Campbell was appointed as Senior Vice President/Special Assets for Community First Bank & Trust (the “Bank”), a wholly-owned subsidiary of Community First, Inc. (the “Company”). Immediately prior to his appointment to this new position, Mr. Campbell served as Senior Vice President and Chief Credit Officer of the Bank. In connection with Mr. Campbell’s appointment as Senior Vice President/Special Assets, Louis Holloway was appointed as Senior Vice President and Chief Credit Officer of the Bank effective May 6, 2011. Mr. Holloway previously served as Senior Vice President and Chief Retail Officer of the Bank.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FIRST, INC.
By:	/s/ Dianne Scroggins
Dianne Scroggins
Chief Financial Officer

Date: May 11, 2011